Filed pursuant to Rule 497(e)

Registration No. 333-7305

FRONTEGRA FUNDS, INC.

Frontegra Sky International Value Fund

SUPPLEMENT TO PROSPECTUS

dated August 31, 2007

Effective July 1, 2008, the maximum shareholder servicing fee attributable to Class Y shares of the Frontegra Sky International Value Fund has been reduced from 0.20% to 0.15% of the average daily net assets computed on an annual basis.  Accordingly, all references to the shareholder servicing fee in the Prospectus should reflect this change.

This Supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is July 11, 2008.